UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2025
AppFolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)
70 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)
Registrant’s telephone number, including area code: (805) 364-6093
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	APPF	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On April 24, 2025, AppFolio, Inc. (the "Company") issued a press release announcing its financial results for its first quarter ended March 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02, including the press release attached hereto as Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section. Such information shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure
On April 24, 2025, the Company also announced (in the press release attached hereto as Exhibit 99.1) that its Board of Directors authorized a new $300.0 million stock repurchase program (the “2025 Stock Repurchase Program”) relating to its Class A common stock. Under the 2025 Stock Repurchase Program, the Company is authorized to repurchase shares of its Class A common stock from time to time in open market purchases or privately negotiated transactions. The 2025 Stock Repurchase Program does not obligate the Company to repurchase any minimum dollar amount or number of shares, has no expiration date, and can be modified, suspended or terminated at any time and for any reason. The timing and actual number of shares repurchased will depend on a variety of factors, including price, corporate and legal requirements, market conditions and other factors. The 2025 Stock Repurchase Program replaced the Company’s previously reported $100 million stock repurchase program, which has been substantially exhausted.
The information contained in this Item 7.01, including the press release attached hereto as Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section. Such information shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
99.1	Press release issued on April 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 24, 2025	AppFolio, Inc.

By: /s/ Tim Eaton
Name: Tim Eaton
Title: Interim Chief Financial Officer